Risk Management and Fair Values (Details) - Schedule of capital requirements - USD ($)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of capital requirements [Abstract]
Total borrowing	$ 1,180,656	$ 1,148,959
Less: cash and cash equivalents	(12,914,914)	(16,621,290)	$ (20,620,478)	$ (21,026,103)
Net debt	(11,734,258)	(15,472,331)
Total equity	30,872,341	54,531,662
Total capital	$ 19,138,083	$ 39,059,331
Gearing ratio	(38.00%)	(28.00%)